UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): April 15, 2009
GEVITY HR, INC.
(Exact name of registrant as specified in charter)

Florida (State of incorporation)	0-22701 (Commission File Number)	65-0735612 (IRS Employer Identification No.)
9000 Town Center Parkway
Bradenton, Florida 34202
(Address of principal executive offices / Zip Code)
(941) 741-4300
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☑     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d—2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e—4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure
Gevity HR, Inc. (the “Company”) issued a press release today in which it announced that it has received clearance on certain regulatory requirements necessary to consummate the proposed merger with TriNet Group, Inc. The waiting period under the Hart-Scott-Rodino Antitrust Improvements Act has expired without a request for additional information from the U.S. Federal Trade Commission. In addition, the State of Florida licensing authority has approved Gevity’s change in ownership application and the State of Arkansas licensing authority has granted preliminary approval, subject to certain supplemental filings. The merger is expected to close in late May 2009 and remains subject to approval by Gevity’s shareholders, as well as the satisfaction or waiver of other closing conditions.
The Company also announced today that all shareholders of record as of April 13, 2009 will be invited to attend the Special Meeting of Shareholders on May 20, 2009 at 10:00 am local time, at the Company’s Corporate Office to consider and vote on the proposed merger with TriNet Group, Inc. The merger proxy statement is expected to be mailed to shareholders on or about April 18, 2009.
A copy of the press release is furnished herewith as Exhibit 99.1.
The information in this Current Report on Form 8-K and the Exhibit furnished herewith shall not be deemed “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934 or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, regardless of any general incorporation language in such filing.
Additional Information and Where to Find it
     In connection with the Merger, the Company filed a definitive proxy statement with the SEC on April 15, 2009. INVESTORS AND SECURITY HOLDERS OF GEVITY ARE ADVISED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC BECAUSE THOSE DOCUMENTS WILL CONTAIN IMPORTANT INFORMATION ABOUT THE MERGER. The final merger proxy statement will be mailed to shareholders of the Company on or about April 18, 2009. Investors and security holders may obtain a free copy of the proxy statement, and other documents filed by the Company with the SEC, at the SEC’s web site at http://www.sec.gov. In addition, the documents filed by the Company with the SEC may be obtained free of charge by contacting the Company at Gevity HR, Inc., Attn: Investor Relations, 9000 Town Center Parkway, Bradenton, Florida 34202, Telephone: 1-800-243-8489, extension 4034. The Company’s filings with the SEC are also available on its website at www.gevity.com.
     The Company and its directors, executive officers and other members of its management and employees may be deemed to be participants in the solicitation of proxies from the Company’s shareholders with respect to the Merger. Information about the Company’s executive officers and directors and their ownership of the Company’s common shares is set forth in the definitive proxy statement which was filed with the SEC on April 15, 2009.
Item 9.01. Financial Statements and Exhibits
(d) Exhibits.

Exhibit
Number	Description

99.1	Press Release dated April 15, 2009.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GEVITY HR, INC. (Registrant)
Dated: April 15, 2009	By:	/s/ Edwin E. Hightower, Jr.
		Name:	Edwin E. Hightower, Jr.
		Title:	Senior Vice President and Chief Legal Officer

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Press Release dated April 15, 2009